Exhibit 10.1

This document contains confidential information that has been omitted and filed separately with the Securities and Exchange Commission.
Such information is noted by three asterisks, as follows “***.”

THIRD AMENDMENT TO PURCHASE AGREEMENT

This Third Amendment to Purchase Agreement (“THIRD AMENDMENT”) is entered into by and between Procter & Gamble Manufacturing Company at One Procter & Gamble Plaza, Cincinnati, OH 45202, USA, Procter & Gamble International Operations SA (Geneva General Office Switzerland), Procter & Gamble International Operations SA Singapore, Procter & Gamble Home Products Limited (individually and collectively “BUYER”), and FutureFuel Chemical Company at 2800 Gap Road, Batesville, AR 72501, USA (“SELLER”).

Procter & Gamble Manufacturing Company, Procter & Gamble Distributing LLC, Procter & Gamble International Operations SA, and SELLER previously entered into a Purchase Agreement dated as of April 1, 2008, as amended by letter agreement dated April 10, 2009 and by a Second Amendment to Agreement dated as of November 29, 2011 (the “SECOND AMENDMENT”) (as amended, the “AGREEMENT”; capitalized terms used but not defined herein have the meanings ascribed to them in the AGREEMENT).  BUYER and SELLER wish to further amend the AGREEMENT as set forth herein.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BUYER and SELLER agree as follows.

1.           AMENDMENT

The AGREEMENT is amended as follows:

1.1
Procter & Gamble International Operations SA Singapore and Procter & Gamble Home Products Limited are hereby made a party to the AGREEMENT and agree to be bound by the terms thereof, Procter & Gamble Distributing LLC hereby ceases to be a party to the AGREEMENT, and all references in the AGREEMENT to “BUYER” refer to Procter & Gamble Manufacturing Company, Procter & Gamble International Operations SA, Procter & Gamble International Operations SA Singapore, and Procter & Gamble Home Products Limited individually and collectively.

1.2	The following Sections are added to Section 4.1 of the AGREEMENT.

4.1.1 ESTIMATED PURCHASE VOLUME FOR CALENDAR YEAR ***

Notwithstanding the first paragraph of Section 4.1, BUYER will purchase from SELLER and SELLER will supply to BUYER estimated requirements of *** pounds (active basis) of GOODS in calendar year ***.  The PRICE for such purchase and sales will be determined in accordance with Section 5.1 (Exhibit 2B) based upon actual purchase and sales volumes.  The NOBS Price Curve in Exhibit 2B and the actual purchase volume will be used to reconcile any deviations or rebates.

4.1.2 ESTIMATED PURCHASE VOLUMES AFTER CALENDAR YEAR ***

For calendar years beginning after December 31, ***, BUYER will provide to SELLER no later than the October 15 immediately preceding such calendar year a forecasted annual volume of GOODS (active basis) for such calendar year, which forecasted annual volume will be between *** pounds and *** pounds of GOODS (active basis). The PRICE for such purchase and sales will be determined in accordance with Section 5.1 (Exhibit 2B) based upon actual purchase and sales volumes.  The NOBS Price Curve in Exhibit 2B and the actual purchase volume will be used to reconcile any deviations or rebates.

1.3	Section 4.4 of the AGREEMENT is deleted in its entirety and replaced with the following.

4.4 REDUCTIONS OR DISCONTINUANCE OF PURCHASES

SELLER acknowledges and agrees that BUYER may deem it necessary, for a variety of business and/or technical reasons, at a future date to reduce annual purchases below *** pounds of GOODS  covered by this AGREEMENT.  Further, BUYER acknowledges that SELLER has deemed it not desirable to produce less than *** pounds of GOODS on an annual basis.  In such event that BUYER’S expected annual purchases of GOODS fall below *** pounds, BUYER shall provide SELLER with reasonable, but not less than two hundred seventy (270) calendar days, prior written notice of such reduction. During the two hundred seventy (270) day notification period, BUYER will purchase at an annual rate not less than *** pounds of GOODS in accordance with Section 5.1 (Exhibit 2B.)  At the end of the two hundred and seventy (270) day notification period, the AGREEMENT will be terminated unless both parties negotiate a mutually acceptable alternative.  Such termination will be deemed to have occurred under Section 6.2.1 (although BUYER will not be considered in default under this AGREEMENT).

1.4	The following Section 4.9.1 is added to the AGREEMENT.

4.9.1 ***

1.5	***

The following Section 5.1.1 is added to the AGREEMENT.

5.1.1 SALE OF POWDER

BUYER agrees that SELLER may sell NOBS that does not meet GOODS’ SPECIFICATIONS (“POWDER”) to persons or entities not a party to this AGREEMENT (“OUTSIDE PARTIES”), and SELLER’S right to sell POWDER to OUTSIDE PARTIES survives the termination of this AGREEMENT. *** Nothing in this Section 5.1.1 affects BUYER’S obligations under Section 4.1.1 or Section 4.1.2, as applicable.

1.6	The following Section 5.1.2 is added to the AGREEMENT.

5.1.2 ***

***

1.7	The following Section 5.1.3 is added to the AGREEMENT.

5.1.3 ***

***

1.8	The following Section 5.1.4 is added to the AGREEMENT.

5.1.4 ***

***

1.9	The following Section 5.1.5 is added to the AGREEMENT.

***

***

***

1.10	Section 6.1 of the AGREEMENT is hereby deleted and replaced in its entirety with the following.

6.1 CONTRACT PERIOD

The period of this AGREEMENT (“PERIOD”) shall begin on the EFFECTIVE DATE and end on December 31, 2016, unless earlier terminated in accordance with the provisions hereof.

1.11	The second sentence of Section 6.2.1 of the AGREEMENT is deleted in its entirety and replaced with the following:

If this AGREEMENT is terminated because of BUYER’S breach or termination or liquidation of its business, BUYER is obligated to pay for any GOODS shipped as of the termination date, plus any inventory and work-in-process held for the manufacture of GOODS (other than inventory and work-in-process held by SELLER for the manufacture of POWDER for sale to OUTSIDE PARTIES).

1.12	The last sentence of Section 7.1 of the AGREEMENT is deleted in its entirety and replaced with the following.

Other materials, including raw materials purchased by SELLER, co-products, wastes and residues resulting from the production of GOODS shall be the property of SELLER.  SELLER has title to raw materials and related inventories of POWDER manufactured by SELLER for sale to OUTSIDE PARTIES.

1.13	The first two sentences of Section 7.3 of the AGREEMENT are deleted in their entirety and are replaced with the following.

Upon the termination of this AGREEMENT for any reason, all ACID (other than ACID to be used by SELLER in the manufacture of POWDER for sale to OUTSIDE PARTIES), un-stabilized GOODS (other than inventory and work-in-process held by SELLER for the manufacture of POWDER for sale to OUTSIDE PARTIES) and GOODS in SELLER’S custody shall be delivered to BUYER or shall be disposed of lawfully as instructed by BUYER.  Upon BUYER’S request, SELLER will make all reasonable efforts to convert un-stabilized GOODS (other than inventory and work-in-process held by SELLER for the manufacture of POWDER for sale to OUTSIDE PARTIES) into GOODS meeting SPECIFICATIONS.

1.14	The following sentence is added to the end of Section 8.3.1 of the AGREEMENT.

The PARTIES agree that SELLER’S right to sell POWDER to OUTSIDE PARTIES as set forth herein does not violate BUYER’S rights under this Section 8.3.1.

1.15	The following sentence is added to the end of Section 10.1 of the AGREEMENT.

The PARTIES agree that SELLER’S right to sell POWDER to OUTSIDE PARTIES as set forth herein does not violate BUYER’S rights under this Section 10.1.

1.16           Exhibit 2 to the AGREEMENT is deleted in its entirety and is replaced with the Exhibit 2B attached hereto, effective for purchases made after December 31, 2011.  Every reference in the AGREEMENT to Exhibit 2 is hereby deemed to refer to Exhibit 2B.

2.           SECOND AMENDMENT

The PARTIES agree that Exhibit 2A as added to the AGREEMENT by the SECOND AMENDMENT terminated effective December 31, 2010.

3.           RATIFICATION

BUYER and SELLER hereby ratify the AGREEMENT and affirm that, except as expressly amended by this THIRD AMENDMENT, the AGREEMENT will continue in full force and effect in accordance with its terms and conditions.

4.           GOVERNING LAW

This AMENDMENT will be governed by and construed in accordance with the laws governing the AGREEMENT.

5.           COUNTERPART FACSIMILE EXECUTION

For purposes of this AMENDMENT, a document (or signature page thereto) signed and transmitted by facsimile machine, telecopier, or e-mail (including in PDF™ or similar format) is to be treated as an original document.  The signature of any PARTY thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.  At the request of any PARTY, any facsimile, telecopy, or e-mail document is to be re-executed in original form by the PARTIES who executed the facsimile, telecopy, or e-mail document.  No PARTY may raise the use of a facsimile machine, telecopier, or e-mail, or the fact that any signature was transmitted through the use of a facsimile machine, telecopier machine, or e-mail as a defense to the enforcement of this AMENDMENT or any other document executed in compliance with this Section.

6.           COUNTERPARTS

This AMENDMENT may be executed by the PARTIES on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the PARTIES notwithstanding that all the PARTIES are not signatories to the same counterpart.

7.           EXHIBITS

All of the Exhibits attached to this AMENDMENT are deemed incorporated herein by reference.

8.           SUCCESSORS AND ASSIGNS

All provisions of this AMENDMENT are binding upon, inure to the benefit of, and are enforceable by or against the PARTIES and their respective heirs, executors, administrators, or other legal representatives and permitted successors and assigns.

9.           EFFECTIVE DATE

This AMENDMENT is effective as of the last date that this AMENDMENT is signed by one of the parties hereto.

[signature pages begin on the next page]

IN WITNESS WHEREOF the PARTIES hereto have entered into this AMENDMENT.

Procter & Gamble Manufacturing Company By (Signature): ________________________________ Printed: *** Title: *** Date:_________________________________________
Seller: FutureFuel Chemical Company
By (Signature):  ________________________________
Printed:  ______________________________________
Title:_________________________________________
Date:_________________________________________

Procter & Gamble Distributing LLC
By (Signature):  ________________________________
Printed: ***
Title: ***
Date:_________________________________________

Procter & Gamble International Operations SA
By (Signature):  ________________________________
Printed: ***
Title:
Date:_________________________________________
Procter & Gamble International Operations SA Singapore By (Signature): ________________________________ Printed: *** Title: *** Date:_________________________________________

Procter & Gamble Home Products Limited By (Signature): ________________________________ Printed: *** Title: *** Date:_________________________________________

Exhibit 2B

Description of NOBS Quarterly Price Calculation

***

Exhibit 2B

NOBS QUARTERLY PRICE CALCULATION

NOBS VOLUME ADJUSTMENT

***